SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2005

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)

(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

The Timken Company announced the following statement on June 21, 2005.

The proposed labor agreement between The Timken Company and the steelworkers union was voted down by the union membership today.

Members of the steelworkers union voted on June 21st on the new contract, which would have become effective upon the expiration of the current five-year contract on September 25, 2005.

“We are disappointed with the outcome,” said Don Walker, senior vice president – human resources and organizational advancement. “The company expects to meet with the union to determine the next course of action.” No meetings have been scheduled at this time.

The proposed agreement covered 2,700 people at the company’s bearing and steel plants in Canton and a steel plant in Wooster, Ohio.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

Date: June 22, 2005

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